UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])


Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                       WEST PHARMACEUTICAL SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)

                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:


         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         (4) Proposed maximum aggregate value of transaction:


         (5) Total fee paid:


[   ]    Fee paid previously with preliminary materials:


[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously paid:


         (2) Form, Schedule or Registration Statement No.:


         (3) Filing Party:


         (4) Date Filed:

[GRAPHIC OMITTED]



                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2004


Dear Shareholder,

         The 2004 Annual Meeting of Shareholders of West Pharmaceutical Services, Inc. will be held at the Company's headquarters, 101 Gordon Drive, Lionville, Pennsylvania 19341, on Tuesday, May 4, 2004, at 9:30 AM, to consider and take action on the following:

         1. Election of four Class II directors: George W. Ebright, L. Robert Johnson, John P. Neafsey and Geoffrey F. Worden, each for a term of three years;

         2.       Approval of the 2004 Stock-Based Compensation Plan;

         3. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004; and

         4.       Any other matters that properly come before the meeting.

         Your Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

         Only shareholders of record at the close of business on Thursday, March 25, 2004, are entitled to notice of and to vote at the meeting or any postponement or adjournment of the meeting.

         Please date, sign and return the enclosed proxy in the enclosed envelope, whether or not you expect to attend the meeting in person.

                                           By Order of the Board of Directors,



                                           JOHN R. GAILEY III
                                           Secretary
March 31, 2004

                                TABLE OF CONTENTS

                                                                            Page
General Information About The Meeting..........................................1
     Purpose of the Meeting....................................................1
     Shareholders Entitled to Vote.............................................1
     Voting at the Meeting.....................................................1
     Required Vote.............................................................2
     Voting on Other Matters...................................................2
     Cost of Proxy Solicitation................................................2
Stock Ownership................................................................2
     The Company's Largest Shareholders........................................2
     Stock Ownership of Directors and Executive Officers.......................3
     Section 16(a) Beneficial Ownership Reporting Compliance...................4
Governance of the Company......................................................4
     Information About the Board and its Committees............................4
     Board Meetings............................................................5
     Determination of Independence.............................................6
     The Chairman, Independent Directors.......................................6
     Recommending Candidates for the Board of Directors........................6
     Communicating With the Board..............................................7
     Code of Business Conduct..................................................7
     Compensation of Directors.................................................7
Audit Committee Report.........................................................8
Executive Compensation.........................................................9
     Report of the Compensation Committee......................................9
     Employment and Other Agreements..........................................11
     Summary Compensation Table...............................................12
     Stock Option Grants......................................................13
     Option Exercises and Values for 2003.....................................14
     Retirement Plan..........................................................14
     Equity Compensation Plans................................................15
Shareholder Return Performance Graph..........................................16
Proposal #1 - Election of Directors...........................................17
     Class II Nominees for Terms to Expire in 2004............................17
     Class III Directors Whose Terms Expire in 2005...........................17
     Class I Directors Whose Terms Expire in 2006.............................18
Proposal #2 - Approval of the 2004 Stock-Based Compensation Plan..............18
     Summary Description of the 2004 Plan.....................................19
     U.S. Tax Treatment of Options and Awards.................................21
     New Plan Benefits........................................................22
Proposal #3 - Ratification of Appointment of Independent Auditors.............24
     Audit and Non-Audit Fees.................................................24
     Audit Committee Policy on Approval of Audit and Non-Audit Services.......24
Shareholder Proposals for the 2005 Annual Meeting.............................26

                                [GRAPHIC OMITTED]
                                101 Gordon Drive
                          Lionville, Pennsylvania 19341


                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

         We, the Board of Directors of West Pharmaceutical Services, Inc. (the "Company"), invite you to submit the enclosed proxy for use at the Company's 2004 Annual Meeting of Shareholders. The meeting will be held on Tuesday, May 4, 2004, at 9:30 AM, at the Company's headquarters, 101 Gordon Drive, Lionville, Pennsylvania 19341. The proxy and this proxy statement are being mailed on or about March 31, 2004.

                      GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

         At the Annual Meeting, shareholders will act on the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, approval of the 2004 Stock-Based Compensation Plan and ratification of the Company's independent auditors. In addition, management will report on the performance of the Company and respond to questions from shareholders.

Shareholders Entitled to Vote

         You may vote at the meeting only if you were a shareholder of record at the close of business on March 25, 2004. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date. Each outstanding share of the Company's common stock, par value $.25 per share, will be entitled to one vote on each matter considered at the meeting.

Voting at the Meeting

         A quorum is necessary to take action at the meeting. A quorum means that shareholders of record holding at least a majority of the outstanding shares of the Company's common stock are present, either in person or represented by proxy. As of the record date, 14,820,729 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

         If you complete and properly sign the accompanying proxy card and return it to the Company, your shares will be voted as you direct. A pre-addressed envelope is enclosed for your convenience. If you return your signed proxy card without indicating any voting instructions, the proxy holders will vote your shares according to our recommendations, which are to vote "FOR" each of the three proposals listed in the accompanying notice of meeting.

         If you are a shareholder of record and attend the meeting, you may deliver your completed proxy card in person. If you have shares held in "street name" (that is, through a broker or other nominee) and you wish to vote those shares at the meeting, you will need to follow the procedures of the institution that holds those shares. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Company's Secretary either a notice of revocation or a duly executed proxy bearing a later date. You may also vote in person at the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

Required Vote

         Directors will be elected by plurality vote. Other matters to be voted on at the meeting will be determined by a majority of the votes cast at the meeting. Votes withheld from director nominees, abstentions and broker non-votes (that is, shares held in street name that cannot be voted by a broker on specific matters without instructions from the beneficial owner) are not considered to be "votes," and therefore will have no effect on the outcome of the vote.

Voting on Other Matters

         If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this proxy statement was printed, we did not know of any other matters to be raised at the Annual Meeting.

Cost of Proxy Solicitation

         We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, facsimile or other electronic means.


                                 STOCK OWNERSHIP

The Company's Largest Shareholders

         The following table contains information about persons who beneficially owned more than 5% of the issued and outstanding common stock as of December 31, 2003. Except as indicated below, the beneficial owners have sole voting and investment power over the shares shown opposite their names. This table was compiled from Securities and Exchange Commission reports.

                                                                       Amount and            Percent
Name and Address of                                               Nature of Beneficial          Of
Beneficial Owner                                                       Ownership              Class
----------------------------------------------------------------- --------------------- -------------------

Private Capital Management
Bruce S. Sherman
Gregg J. Powers................................................     1,843,069(1)              12.70%
  8889 Pelican Bay Blvd.
  Naples, FL 34108

Franklin Advisory Services, LLC ...............................     1,664,900(2)              11.40%
  One Parker Plaza, Sixteenth Floor
  Fort Lee, NJ 07024

Robert B. Arthur...............................................     1,160,726(3)               7.97%
    5115 Cary Street Road
    Richmond, VA 23226

Wachovia Corporation ..........................................     1,059,503(4)               7.28%
  One Wachovia Center
  Charlotte, NC 28288-0137

Wilmington Trust Corporation .................................        889,918(5)               6.10%
  1100 North Market Street
  Wilmington, DE 19890
------------

(1) Based upon information set forth in a Schedule 13G/A filing made by Private Capital Management ("PCM"), Bruce S. Sherman and Gregg J. Powers dated February 13, 2004. The reporting persons share voting and investment power with respect to all of the shares owned. Mr. Sherman is Chief Executive Officer of PCM and Mr. Powers is President of PCM. They disclaim beneficial ownership of shares held by PCM's clients and disclaim the existence of a group.

(2) Based upon information set forth in a Schedule 13G/A filing made by Franklin Resources, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC dated February 9, 2004. Represents shares beneficially owned by one or more open or closed-end investment companies or other managed accounts, which are advised by direct and indirect investment advisory subsidiaries of FRI. Charles B. Johnson and Rupert H. Johnson, Jr. are principal owners of FRI, and they, along with FRI and each of FRI's advisory subsidiaries, disclaim any economic interest or beneficial ownership in any of the shares covered by the Schedule. They disclaim the existence of a group.

(3) Based on information set forth in a Schedule 13G filing made by Robert B. Arthur dated February 17, 2004. Mr. Arthur shares voting and investment power with respect to all of the shares owned.

(4) Based upon information set forth in a Schedule 13G filing made by Wachovia Corporation dated February 11, 2004. The total amount includes (i) sole voting power with respect to 859,503 shares, (ii) sole investment power with respect to 460,202 shares and (iii) shared investment power with respect to 466,161 shares.

(5) Based upon information set forth in a Schedule 13G/A filing made by Wilmington Trust Corporation ("WTC") dated February 5, 2004. WTC, together with its affiliates Wilmington Trust Company and Wilmington Trust Federal Savings Bank, has (i) sole voting and investment power with respect to 439,620 shares and (ii) shared voting and investing power with respect to 450,298 shares.

Stock Ownership of Directors and Executive Officers

         The following table shows amounts of Company common stock beneficially owned as of February 27, 2004 by our directors, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group. The table includes shares held in participant accounts under various Company-maintained compensation and retirement plans and "stock-equivalent units" credited to directors' accounts under the Non-Qualified Deferred Compensation Plan for Non-Employee Directors (the "Director Deferred Compensation Plan"). Shares underlying stock options are treated as beneficially owned by the individual and as outstanding when computing the percentages owned by the individual and group. All directors and officers as a group beneficially own less than 1% of the outstanding shares of common stock.

                                                   Aggregate Number of        Options        Aggregate Number of
                                                   Shares Beneficially      Exercisable       Stock-Equivalent
                                                       Owned (1)(2)       Within 60 Days     Units Beneficially
                         Name                                                                       Owned
      -------------------------------------------- --------------------- ------------------ ----------------------

      Tenley E. Albright.........................        28,301(3)            7,500                 5,369
      Linda R. Altemus...........................         3,635              39,500                   --
      John W. Conway.............................           800               7,500                 2,934
      George W. Ebright..........................         2,928               7,500                 6,012
      Steven A. Ellers...........................        17,094             168,000                   --
      Herbert L. Hugill..........................        13,058              69,000                   --
      L. Robert Johnson..........................         7,500               7,500                 7,331
      Robert J. Keating..........................           770              39,000                   --
      William H. Longfield.......................         2,500               7,500                17,419
      Donald E. Morel, Jr........................        13,755             285,000                   --
      John P. Neafsey............................         7,466               7,500                21,287
      Anthony Welters............................           300               7,500                 3,243
      Geoffrey F. Worden.........................         3,762               7,500                12,681
      Robert C. Young...........................            250               1,000                 1,966
      Patrick J. Zenner.........................            - 0 -             1,250                   506

      All directors and executive officers as a
      group                                             130,724            870, 250                78,748
      (22 persons)...............................
--------------

(1) Includes restricted shares awarded under various Company incentive compensation plans as follows: Dr. Morel -- 568 shares; Mr. Ellers -- 373 shares; Mr. Keating -- 146 shares; Ms. Altemus -- 188 shares; Mr. Hugill -- 232 shares; and all directors and executive officers as a group -- 2,153 shares. The holders of restricted shares have voting power over the shares. The restricted shares are subject to transfer and forfeiture restrictions.

(2) Includes shares held in participant accounts under the Company's Savings Plan, the Non-Qualified Deferred Compensation Plan for Designated Officers and the 2003 Employee Stock Purchase Plan, respectively, as follows: Dr. Morel -- 375, 1,793 and 94 shares; Mr. Ellers -- 1,359, 1,377 and 1,000 shares; Mr. Keating -- -0-, -0- and
          -0- shares; Ms. Altemus -- 678, 630 and -0- shares; Mr. Hugill -- -0-, 856 and 1,000 shares; and all directors and officers as a group -- 5,332, 7,000 and 5,094 shares. Plan participants have voting power over the shares held in their accounts.

(3) Includes 26,620 shares held by the Company's charitable foundation. Dr. Albright and Richard D. Luzzi, an executive officer of the Company, are trustees of the foundation and, in that capacity, are each deemed to be the beneficial owner of the shares held by the foundation because they share voting and dispositive power over those shares. Dr. Albright and Mr. Luzzi disclaim any economic interest in shares held by the foundation.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based on a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2003 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of Robert C. Young, who filed a late report relating to the crediting of stock-equivalents to his account, and Robert J. Keating, who filed a late report relating to the award of bonus shares. Both of the late filings were due to an administrative error of the Company.

                            GOVERNANCE OF THE COMPANY

Information About the Board and its Committees

         The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

                                                                                Nominating and
                                   Audit       Compensation      Finance           Corporate
              Director           Committee      Committee       Committee     Governance Committee
      ------------------------- ------------- --------------- --------------- ---------------------
      Tenley E. Albright                                                               *
      John W. Conway..........       *                              *
      George W. Ebright.......       *                              *
      L. Robert Johnson.......                      *               *
      William H. Longfield....                      *                                  **
      Donald E. Morel, Jr. ...
      John P. Neafsey ........                      *               **
      Anthony Welters.........                      **
      Geoffrey F. Worden......       **                                                *
      Robert C. Young.........                                                         *
      Patrick J. Zenner.......       *                              *
--------------

* Member

** Chairman

         The Board has four standing committees: Audit; Compensation; Finance; and Nominating and Corporate Governance. Each committee has adopted a written charter, which can be found on the Company's website, www.westpharma.com.

         Audit Committee. The functions of the Audit Committee are described below under the heading "Audit Committee Report." The charter of the Audit Committee is attached to this proxy statement as Appendix A. Each member of the Audit Committee is independent within the meaning of Securities and Exchange Commission regulations, the listing standards of the New York Stock Exchange ("NYSE") and the Company's Corporate Governance Principles. Messrs. Ebright, Worden and Zenner are each qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission Regulations, and the Board has determined that all of the members of the Committee are financially literate within the meaning of the listing standards of the NYSE. The Audit Committee met twelve times during 2003.

         Compensation Committee. The Compensation Committee's responsibilities include monitoring the effectiveness of the Company's executive compensation programs in achieving the Board's compensation philosophy; reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer's compensation and evaluating the Chief Executive Officer's performance against those goals and objectives; and, either as a committee or together with the other independent directors, determining and approving the Chief Executive Officer's compensation level based on this evaluation. The Committee also makes recommendations to us with respect to other executive compensation and incentive and equity-based compensation plans. In overseeing the administration of those plans, the Compensation Committee approves all grants and awards to executive officers, establishes performance goals and determines whether or not such goals have been attained. Each year, the Committee produces a report on executive compensation, which is contained in this proxy statement under the heading "Executive Compensation - Report of the Compensation Committee." In carrying out its responsibilities, the Committee is authorized to engage, and has engaged, outside advisors to consult with it as the Committee deems appropriate.

         Each member of the Compensation Committee is independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Principles. The Compensation Committee met six times during 2003.

         Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies qualified individuals to serve as board members; recommends nominees for director and officer positions; determines the appropriate size and composition of the Board and its committees; monitors a process to assess Board effectiveness; and considers matters of corporate governance, including developing and recommending to us a set of effective corporate governance principles applicable to the Company. After review by the independent directors, this Committee formally recommends to us a successor to the Chief Executive Officer.

         Each member of the Nominating and Corporate Governance Committee is independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Principles. The Nominating and Corporate Governance Committee met six times during 2003.

         Finance Committee. The Finance Committee serves as our liaison with management on important financial transactions and financial-policy matters. This Committee consults with and advises management on financial strategies, policies and procedures, acquisitions, divestitures and capital-expenditure requests. This Committee also monitors the performance of the Company's savings and retirement plan investment committee. The Finance Committee met four times during 2003.

Board Meetings

         The Board met seven times during 2003. The independent directors held five executive sessions without management. Each director attended more than 75% of the total number of meetings of the Board and the committees on which he or she served. Under the Company's Corporate Governance Principles, each director is expected to attend the Annual Meeting of Shareholders unless prevented from doing so by illness or emergency. All directors attended the 2003 Annual Meeting of Shareholders.

Determination of Independence

         We adopted our Corporate Governance Principles in October 2003. The Principles meet or exceed NYSE corporate governance listing requirements. The Principles can be found on the Company's website at www.westpharma.com. A copy may also be obtained upon request from the Company's Secretary.

         We conducted our annual review of director independence at our March 6, 2004 board meeting, during which we considered transactions and relationships between each director or any member of his or her immediate family and the Company, its subsidiaries and affiliates and members of executive management and their affiliates. As a result of the review, we determined that all of the directors, with the exception of Dr. Morel, are independent of the Company and its management under the standards set forth in our Corporate Governance Principles.

The Chairman, Independent Directors

         One independent director is designated as "Chairman, Independent Directors." The Chairman, Independent Directors confers with the Chief Executive Officer on the Board's agenda items and information requirements. He also calls meetings of the independent directors and presides at executive sessions of the independent directors. Mr. Longfield is the current Chairman, Independent Directors.


Recommending Candidates for the Board of Directors


         The Nominating and Governance Committee serves as our Nominating Committee. To identify new, non-management director candidates, the Nominating Committee considers individuals suggested or recommended from a variety of sources, including members of the Nominating Committee, other members of the Board, members of management, customers, suppliers, advisors to the Board and the Company's security holders. The Nominating Committee has not in the past employed a third-party search firm, but it reserves the right to do so should it deem it appropriate. All persons recommended for nomination to the Board, regardless of the source of the recommendation, are evaluated in the same manner by the Nominating Committee.

         Any recommendations for director candidates should be submitted in writing to the Chairman of the Nominating Committee at the address listed below. The written recommendation must contain or be accompanied by the following information:

     o the name and address of the nominating shareholder as they appear on the Company's books;

     o the number and class of shares of the Company that are beneficially owned by the nominating shareholder;

     o as to each recommended nominee: (1) his or her name, age, business address and, if known, residence address, (2) his or her principal occupation or employment, (3) the number and class of the Company's securities beneficially owned by him or her, (4) information necessary to determine if such recommended nominee is an "independent director" as outlined in the Company's Bylaws and (5) any other information regarding the recommended nominee that is required to be included in a proxy statement filed with the Securities and Exchange Commission;

     o a description of all arrangements or understandings among the shareholder and each recommended nominee and any other persons pursuant to which the recommended nomination is to be made by the nominating shareholder;

     o the consent of each recommended nominee to serve as a director of the Company if so elected; and

     o reasons that the person recommended would be a desirable member of the Board.

         We believe that diversity and a mix of backgrounds and expertise among members of the Board collectively enhances our ability to understand issues and challenges facing the Company. The particular background, experience or expertise required in this mix may vary from time to time.


         Qualifications for Board membership are described in greater detail in our Corporate Governance Principles, which are posted on the Company's website at www.westpharma.com. At a minimum, the Nominating Committee requires candidates with high standards of integrity and independence of judgment who can devote sufficient time to their Board responsibilities and who are free of any conflict which, in the view of the Committee, would disqualify them from Board membership. The Nominating Committee also looks for candidates who have demonstrated significant achievement in areas such as business, academia, government or military service, public service or other professional endeavors. Other criteria include the ability to learn the Company's business and to master business concepts and issues.


Communicating with the Board

         Shareholders can communicate directly with us by sending a letter addressed as follows:

                  The Board of Directors
                  c/o John R. Gailey III
                  Vice President, General Counsel and Secretary
                  West Pharmaceutical Services, Inc.
                  101 Gordon Drive
                  Lionville, PA  19341

         Communications to a particular director should be addressed to that director at the address shown above. The Vice President, General Counsel and Secretary maintains a log of all communications received by us through this process. Communications to specific directors are forwarded to those directors. All other communications to us are transmitted directly to the Chairman, Independent Directors who makes the determination as to whether these messages should, in turn, be forwarded to a particular Board committee or to management for further handling.


Code of Business Conduct

         We have approved a Code of Business Conduct. Every employee, officer and director of the Company is responsible for complying with the Code. The full text of the Code can be found on the Company's website at www.westpharma.com, along with all amendments to and waivers of the Code.

Compensation of Directors

         Each director who is not an employee of the Company or any of its subsidiaries receives an annual retainer of $20,000. The chairman of each board committee and the Chairman, Independent Directors also receive an annual retainer of $3,500. Non-employee directors receive meeting fees of $1,500 for each board and independent-director meeting and $1,000 for each committee meeting attended.

         The Company maintains the Director Deferred Compensation Plan under which each non-employee director may defer some or all of his or her director's fees. Deferred fees are deposited each calendar quarter into either an interest-bearing account or into a stock-equivalents account. Amounts in the interest-bearing account earn interest at the prime rate in effect on the last day of each quarter. Amounts deposited into the stock-equivalents account are converted into common stock-equivalent units based on the fair market value of one share of the Company's common stock on the last day of the quarter. Upon termination of board service, the director receives a cash payment equal to the balance in the interest-bearing account and the value of the stock-equivalents account, which is determined by multiplying the number of stock-equivalents in the account by the fair market value of one share of the Company's common stock on the date of termination.

         Each non-employee director also receives an annual grant of 600 stock-equivalents units under the 1999 Stock-Equivalents Plan for Non-Employee Directors (the "Stock-Equivalents Plan"). These stock-equivalents are eligible for deferral and held in a separate account under the Director Deferred Compensation Plan. When dividends are paid on common stock, additional stock-equivalents are credited to each director's account as if those dividends were used to purchase additional shares.

         William G. Little, the Company's former Chief Executive Officer, served as Chairman of the Board until his retirement on March 31, 2003. His annual base compensation was $575,000, and he participated in the Company's 2002 annual incentive bonus plan. Mr. Little also has a non-competition agreement with the Company that restricts his activities with competitors of the Company in any market or territory through October 18, 2007. As compensation for his agreement to these restrictions, Mr. Little received enhanced retirement benefits, and will be entitled to continued medical and insurance coverage through October 18, 2007. Stock options awarded to Mr. Little under the Company's long-term incentive plan will continue to vest during that time.

                             AUDIT COMMITTEE REPORT

      The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The current charter of the Audit Committee of the Board, which is set forth in Appendix A to this proxy statement, specifies that the purpose of the Committee is to assist the Board in its oversight of (1) the integrity of the Company's financial statements; (2) the independence and qualifications of the independent auditors; (3) the performance of the Company's internal audit function and of the Company's independent auditors; and (4) the compliance by the Company with legal and regulatory requirements.

      In carrying out these responsibilities, the Audit Committee, among other things:

     o Reviews and discusses the Company's annual and quarterly financial statements with management and the independent auditors;

     o Manages the relationship between the Company and the independent auditors, including: having sole authority for their appointment, retention and compensation; reviewing the scope of their work; approving non-audit and audit services; and confirming the independence of the independent auditors; and

     o Oversees management's implementation and maintenance of effective systems of internal and disclosure controls and the Company's compliance with legal and regulatory requirements.

         As part of its oversight function, the Committee has reviewed and discussed all annual and quarterly financial statements before their issuance with the Company's management and the independent auditors. The Company's management is responsible for the Company's financial-reporting process, including its system of internal control, and for the preparation of consolidated financial statements that are complete and accurate and in accordance with generally accepted accounting principles and with applicable laws and regulations. During 2003, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with such principles, and reviewed with the Committee significant accounting and disclosure issues.

         The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), including among other things, the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). As the Company's independent auditors, PricewaterhouseCoopers LLP is responsible for auditing the Company's annual financial statements in accordance with generally accepted auditing standards and for expressing an opinion based on its audit as to the conformity of those financial statements with generally accepted accounting principles.

         In addition, the Audit Committee reviewed initiatives and programs designed to strengthen the effectiveness of the Company's internal and disclosure controls structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal audit program, reviewing staffing and resource levels and actions taken to implement improvements in internal procedures and controls.

         The Committee members are not employees of the Company and do not serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company's financial statements.

         Taking all of these reviews and discussions into account, and subject to the limitations on the role and responsibilities of the Committee, certain of which are referred to above, the Committee recommended that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                          Geoffrey F. Worden, Chairman
                                 John W. Conway
                                George W. Ebright
                                Patrick J. Zenner


                             EXECUTIVE COMPENSATION

Report of the Compensation Committee

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for 2003.

         The overall goal of the Compensation Committee is to develop executive compensation policies and practices that attract and retain the highest caliber executives and align management and shareholder interests. This goal is accomplished by rewarding management for adding value to the business and contributing to the achievement of superior corporate performance.

         The components of executive compensation are base salary, annual incentive bonus and long-term incentive compensation, including stock options and restricted shares.

         Base Salaries

         Base salaries are targeted to the median of comparable positions, as shown by compensation data from a group of six peer companies and general industry surveys provided by an outside compensation consulting firm. The peer-group companies, which are the same group used in the Shareholder Return Performance Graph on page 16, were selected based on the comparability of their size, markets served, technology base and operational complexity.

         Annual Incentive Compensation

         The purpose of annual incentives is to provide a significant portion of "at-risk" compensation that is contingent on achievement of annual business and strategic objectives. All executive officers participate in the Company's Management Incentive Bonus Plan (the "Bonus Plan"). Awards under the Bonus Plan for 2003 were based on earnings per share ("EPS") and cash flow performance targets at the corporate level, and a combination of net sales, operating profit and free cash flow goals at the divisional level. A portion of a division-level participant's bonus was tied to achievement of personal objectives relating to business and strategic priorities that are specific to that participant's division or region. The 2003 EPS performance target was weighted more heavily (65%) than the cash flow target (35%).

         Each Bonus Plan participant has a target bonus opportunity measured as a percentage of base salary. For executive officers other than the Dr. Morel this percentage ranges from 40% to 50%. Dr. Morel's target bonus opportunity is 75% of his base salary. A full payout is made if the Bonus Plan performance goals are met, with higher payouts for exceeding goals and lower payouts for falling short of targets. No payouts are made if actual performance falls below 85% of the targeted performance measures.

         Long-Term Incentive Compensation

         Long-term incentive programs are designed to provide management with the opportunity to create wealth by participating in the consistent improvement of shareholder value. When added to annual incentive compensation and base salary, long-term incentive compensation is intended to yield total compensation levels within the top quartile of comparable companies as measured by the peer group and general industry surveys. However, individual executive compensation levels may vary depending on experience level and performance appraisals.

         The Committee uses stock options as the major component of long-term incentive compensation because stock options have value only to the extent that the share price of the Company's common stock exceeds the exercise price of the option. To encourage longer-term holding of stock, executives also have received bonus and restricted shares as part of the annual Bonus Plan. The restricted shares vest if the underlying bonus shares are held for at least four years.

         Compensation of the Chairman and Chief Executive Officer

         In April 2003, Dr. Morel's annual base salary was set at $500,000, an increase of 11% from his prior base salary of $450,000. The increase reflects Dr. Morel's assumption of the additional responsibilities of Chairman of the Board in 2003.

         Dr. Morel received a bonus of $545,510 under the Bonus Plan for 2003. The bonus amount was based on performance that exceeded 2003 Bonus Plan EPS objectives, as well as discretionary amounts that reflect superior Company performance and Dr. Morel's leadership in the aftermath of the fire and explosion that destroyed the Company's North Carolina manufacturing facility. If the 2004 Plan described under Proposal #2 of this proxy statement is approved by shareholders, 17% of Dr. Morel's bonus will be paid in the form of 2,591 bonus shares, and he will receive an additional 648 restricted shares. If the 2004 Plan is not approved, Dr. Morel's bonus will be paid entirely in cash and he will receive no restricted shares.

         Dr. Morel was awarded a stock option covering 60,000 shares of the Company's common stock last year. The option vests fully one year from the date of grant. The size of the award is based on historical practice and took into consideration the number of remaining shares available for issuance under the Company's shareholder-approved 1998 Key Employee Incentive Compensation Plan.

         Additional Information

         Stock Ownership Goals. To further align management and shareholder interests, the Committee has developed share-ownership goals for senior management.

         Deductible Compensation Under the Tax Laws. Under section 162(m) of the Internal Revenue Code, a publicly held corporation such as the Company is denied a federal tax deduction for compensation in excess of $1,000,000, which is paid to its chief executive officer and its four most-highly compensated executive officers other than the chief executive officer. "Qualified performance-based compensation" and certain other compensation are not subject to the deduction limitation.

         The Board of Directors has taken action to ensure that awards of stock options, bonus and incentive shares under the Company's incentive plans will be treated as qualified performance-based compensation and, therefore, remain tax deductible by the Company. While there is no firm policy on whether to permit executive compensation to exceed the $1,000,000 limit, the Committee periodically monitors the compensation of Company executives and believes that no tax deductions for executive compensation will be lost in the near future.

                            Anthony Welters, Chairman
                                L. Robert Johnson
                              William H. Longfield
                                 John P. Neafsey

Employment and Other Agreements

         Employment Agreement

         Dr. Morel serves as Chief Executive Officer pursuant to an employment agreement entered into on April 30, 2002. Under the agreement, his annual base salary is $500,000, subject to review according to the Company's compensation-review policies. The agreement entitles him to participate in the Company's annual and long-term incentive compensation plans. The Company may terminate his employment by giving two years' prior notice, or earlier upon his death, due to a disability that prevents him from performing his duties for a 90-day period within any 360-day period, or is likely to persist for 90 consecutive days, or for "cause," which is defined as a conviction of a felony, willful failure to perform the duties of his position, gross negligence or willful misconduct. The Company may terminate his employment other than for cause, or due to death or disability, but if it does so, he will be entitled to receive a lump sum equal to two years' salary and bonus. In addition, if his employment is terminated following a change in control, Dr. Morel will be entitled to receive the severance compensation described below.

         Severance Agreements

         The Company has entered into agreements with each of the named executive officers that provide benefits if their employment is terminated following a change in control of the Company. These agreements are designed to assist the Company in attracting and retaining highly qualified executives and to help ensure that, if the Company is faced with an unsolicited tender offer proposal, our executives will continue to manage the Company without being unduly distracted by the uncertainties of their personal affairs and thereby will be better able to assist in evaluating such a proposal in an objective manner.

         Each executive is entitled to receive severance compensation under his or her agreement if, within two years following a change in control of the Company, he or she resigns following a constructive termination of his or her employment or his or her employment is terminated by the Company other than by reason of death, disability, willful misconduct or normal retirement. The agreement also permits the executive to receive severance upon a voluntary resignation taken during a one-time, 30-day period beginning 12 months following the change in control. The severance compensation includes the immediate vesting of the executive's interest, if any, in the Company's employee-benefit plans, continuing salary and bonus payments at the level prior to termination and continuation of certain health and welfare benefits for up to three years following termination. Each agreement prohibits the executive from being employed by any competitor of the Company or competing with the Company in any part of the United States (any market or territory, in the case of Dr. Morel) for up to one year (two years, in the case of Dr. Morel) following employment termination for any reason. The payment of severance compensation is not conditioned upon the executive seeking other employment and is not subject to reduction if the executive secures other employment consistent with the agreement.

         A "change in control" under the agreements is defined generally as any such event that requires a report to the Securities and Exchange Commission, but includes any acquisition or other transaction that results in a change in ownership of more than 50% of the Company's stock or a change in the majority of the Board over a two-year period that is not approved by at least two-thirds of the directors.

Summary Compensation Table

         The following table contains information on compensation paid to Dr. Morel and each of the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2003 (the "named executive officers") for services rendered to the Company during each of the past three years.

                      EXECUTIVE COMPENSATION SUMMARY TABLE

                                           Annual Compensation                Long-Term Compensation Awards
                              --------------------------------------------------------------------------------
                                                                         Restricted  Number of
  Name and                                                Other Annual     Stock       Stock      All Other
  Principal Position          Year   Salary(1) Bonus(1)   Compensation    Awards(2)   Options   Compensation(3)
  ------------------------------------------------------------------------------------------------------------


  Donald E. Morel, Jr., Ph.D. 2003   $482,902   $545,510         --         --        60,000      $14,480
  Chairman of  the Board,     2002    398,288    151,878         --       $6,440     160,000       11,943
  Chief Executive Officer     2001    278,756    162,010         --        6,774      40,000        8,356
  and President

  Steven A. Ellers........... 2003    296,394    229,524         --           --      40,000        8,885
  President, Pharmaceutical   2002      280,010   92,626         --        3,829      --             8,394
  Systems Division            2001    265,013    121,502         --        5,044      35,000         7,944

  Robert J. Keating(4)....... 2003  279,573(4)   214,066  165,268(4)          --      25,000        74,426(4)
  President, Europe and       2002  205,318(4)    57,624  185,195(4)       1,759       8,000        38,501(4)
  Asia Pacific,
  Pharmaceutical
  Systems Division


  Linda R. Altemus........... 2003    245,680   129,851          --           --      15,000        7,365
  Vice President and          2002    232,469    43,202          --        1,071      10,000        6,923
  Chief Compliance            2001    184,629     72,005         --        2,883      10,000           --
  Officer

  Herbert L. Hugill.......... 2003    228,737    157,437         --           --      25,000        6,859
  President of the Americas,  2002    216,613     61,601         --        2,436       --           6,496
  Pharmaceutical Systems      2001    210,046     75,599         --        3,055      20,000        6,299
  Division
-------------.....

(1) For 2002 and 2001, the Bonus columns include the value of any bonus (unrestricted) shares awarded under the Bonus Plan, but not the value of any incentive (restricted) shares. Incentive share awards for these years are reflected in the Restricted Stock Awards column. Bonuses are paid in the fiscal year following the fiscal year in which they are earned.

(2) Restricted stock awards are made in the fiscal year following the fiscal year in which they are earned. Restricted stock awards vest 25% per year for four years from the date of grant. Dividends are paid on restricted stock and reinvested in additional shares of common stock. The following table contains information on the restricted stock held by the named executive officers at December 31, 2003. Values are determined by multiplying the number of shares by $33.90, the December 31, 2003 closing price per share of the common stock.

                                        Number of
   Name                                Restricted        Current Market Value
                                       Shares Held     of Restricted Shares Held
   ------------------------------- -------------------- ------------------------

   Donald E. Morel, Jr.............      730                    $24,747
   Steven A. Ellers................      538                     18,238
   Robert J. Keating...............      146                      4,949
   Linda R. Altemus................      266                      9,017
   Herbert L. Hugill...............      232                      7,864

(3) Represents Company contributions under the Company's Savings Plan and the Non-Qualified Deferred Compensation Plan for Designated Officers, except for Mr. Keating, who is employed overseas and is not eligible to participate in these plans. In Mr. Keating's case, represents Company contributions to the purchase of private retirement benefits.


(4) Information is provided only for fiscal years during which the individual served as an executive officer of the Company. Mr. Keating became an executive officer in April 2002. Amounts for all columns except the bonus have been converted to U.S. Dollars as follows, by year: 2003 - from Euros to U.S. Dollars based on a currency translation rate of 1.26 as of December 31, 2003 as Mr. Keating was employed in Germany in 2003; and 2002 - from Euros to U.S. Dollars based on a currency translation rate of 1.04 as of December 31, 2002 and from Australian Dollars to U.S. Dollars based on a currency translation rate of .56 as of December 31, 2002, as Mr. Keating was employed in Australia and Germany in 2002.


Stock Option Grants

         This table shows all options to purchase common stock granted to each of the named executive officers in 2003 and the potential value of such grants at stock price appreciation rates of 5% and 10%, compounded annually over the maximum five-year term of the options. The assumed annual appreciation rates of 5% and 10% are required to be disclosed by Securities and Exchange Commission rules and are not intended to forecast possible future appreciation, if any, in our stock price.

                            Option Grants DURING 2003

                                                                                    Potential Realizable
                                                                                      Value at Assumed
                                                                                    Annual Rates of Stock
                                    Individual Grants                              Price Appreciation for
                                                                                         Option Term
                       ----------------- --------------- -----------               ------------ -----------

                          Number of        % of Total
                            Shares          Options
                          Underlying       Granted to    Exercise
Name                   Options Granted    Employees in   Price        Expiration
                            (#)(1)            2003       ($/Share)(2)    Date          5%          10%
---------------------- ----------------- --------------- ----------- ------------- ------------ -----------
---------------------- ----------------- --------------- ----------- ------------- ------------ -----------

Donald E. Morel, Jr..      60,000             14.94        $22.59      4/28/08       $374,472     $827,485
Steven A. Ellers.....      40,000              9.96         22.59      4/28/08        249,648      551,656
Robert J. Keating....      25,000              6.23         22.59      4/28/08        156,030      344,785
Linda R. Altemus.....      15,000              3.74         22.59      4/28/08         93,618      206,871
Herbert L. Hugill....      25,000              6.23         22.59      4/28/08        156,030      344,785
----------

(1) Option grants have a five-year term and first became exercisable one year after the date of grant.

(2) The exercise price represents the average of the highest and lowest reported sale price on the date of grant. The exercise price (and any applicable withholding taxes) may be paid in cash, shares of common stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the option holder provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

Option Exercises and Values for 2003

         This table shows how many stock options were exercised by each of the named executive officers in 2003, and the number and value of their unexercised options as of December 31, 2003.

                 Aggregated Option Exercises in Last Fiscal Year
                         and 2003 Year-End Option Values
                           Shares                                                Value of Unexercised
                         Acquired on     Value       Number of Unexercised           In-the-Money
Name                     Exercise(#)  Realized($)     Options at 12/31/03      Options at 12/31/03($)(1)
------------------------ ------------ ------------ --------------------------- --------------------------
                                                   Exercisable  Unexercisable  Exercisable  Unexercisable

Donald E. Morel, Jr.         --           --         175,000       230,000       $1,118,251   $1,781,835
Steven A. Ellers             --           --         116,000        64,000          735,739      641,248
Robert J. Keating            --           --          17,000        25,000            94,714     282,750
Linda R. Altemus             --           --          29,000        15,000          162,462      169,650
Herbert L. Hugill            --           --          45,000        37,000          295,311      377,174
---------------

(1) The dollar amounts shown under the Exercisable and Unexercisable columns of this heading represent the number of exercisable and unexercisable options, respectively, multiplied by the difference between the closing price of the Company's common stock on December 31, 2003 ($33.90) and the exercise price of the options.

Retirement Plan

         The Company maintains a tax-qualified, noncontributory retirement plan, called the West Pharmaceutical Services, Inc. Salaried Employees Retirement Plan, for salaried employees who have completed one year of service. Benefits are based primarily on the participant's credited years of service and average compensation (including base salary, cash or stock bonuses and other cash remuneration) for the highest five consecutive calendar years of compensation during the ten years prior to retirement or termination, whichever is earlier. Retirement benefits are non-forfeitable after five years of vesting service. Although age 65 is the normal retirement age, participants with 10 years of service who retire on or after age 55 are eligible for an actuarially reduced benefit.

         In 2003, the maximum compensation limit under a tax-qualified plan was $200,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $160,000. To provide additional retirement benefits to key salaried employees, the Company maintains the Supplemental Employee Retirement Plan, a supplemental, non-qualified, unfunded plan, which provides benefits in excess of the compensation and maximum annual accrued benefit limits for tax-qualified plans.

         The following table shows estimated annual retirement benefits payable under these retirement plans to eligible participants for various years of service assuming normal retirement (at age 65). The estimated benefits are computed as straight-line annuity amounts.

                              Retirement Plan Table

                                                        Estimated Annual Retirement Benefits
                                                         Years of Pension Plan Participation

                                       ------------- -------------- -------------- -------------- -------------
                Five-Year
         Average Annual Earnings            15            20             25             30             35
     --------------------------------- ------------- -------------- -------------- -------------- -------------

                 $200,000                 $ 57,000     $ 76,000        $ 95,000       $100,000      $105,000
                  250,000                   71,250       95,000         118,750        125,000       131,250
                  300,000                   85,500      114,000         142,500        150,000       157,500
                  400,000                  114,000      152,000         190,000        200,000       210,000
                  500,000                  142,000      190,000         237,500        250,000       262,500
                  600,000                  171,000      228,000         285,000        300,000       315,000
                  650,000                  185,250      247,000         308,750        325,000       341,250
                  700,000                  199,500      266,000         332,500        350,000       367,500
                  750,000                  213,750      285,000         336,250        375,000       393,750
                  800,000                  228,000      304,000         380,000        400,000       420,000
                  850,000                  242,250      323,000         403,750        425,000       446,250
                  900,000                  256,500      342,000         427,500        450,000       472,500
                  950,000                  270,750      361,000         451,250        475,000       498,750

         As of December 31, 2003, the credited full years of service for the named executive officers were as follows: Dr. Morel-- 11 years; Mr. Ellers-- 20 years; Ms. Altemus-- 6 years; and Mr. Hugill-- 3 years. Mr. Keating is an overseas employee and is not eligible to participate in the Retirement Plan.

Equity Compensation Plans

         The following table sets forth information, as of December 31, 2003, about the grants of stock options, restricted stock or other rights under all of the Company's equity compensation plans.


                      Equity Compensation Plan Information
                                           (a)                 (b)                          (c)
                                       Number of        Weighted-Average            Number of Securities
                                    Securities to be   Exercise Price Remaining      Available for
                                       Issued Upon        of Outstanding         Future Issuance Under Equity
          Plan Category                Exercise of           Options,            Compensation Plans (Excluding
                                       Outstanding         Warrants and                  Securities
                                    Options, Warrants         Rights               Reflected in Column (a))
                                        and Rights
---------------------------------- --------------------- ------------------ -------------------------------
Equity compensation plans
approved by security holders(1)..        2,362,931(2)         $27.03                   1,511,700(3)

Equity compensation plans not
approved by security holders.....               --                --                          --

Total............................        2,362,931             27.03                   1,511,700
---------------------

(1) These plans are the 1998 Key Employee Incentive Compensation Plan, as amended (the "1998 Employee Incentive Plan"), the 1999 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Director Option Plan") and the Long Term Incentive Plan, as amended (the "LTIP").

(2) Includes 9,031 restricted shares awarded under the 1998 Employee Incentive Plan, which have not yet vested, as well as 515,400 outstanding stock options granted under the LTIP. The LTIP was terminated in 1998 and no grants or awards may be made under that plan. Does not include stock-equivalent units granted to directors under the Stock-Equivalents Plan or credited to directors under the Director Deferred Compensation Plan because such units are settled only in cash and do not involve the issuance of any option, warrant or right to acquire the Company's common stock or other securities.

(3) Represents 1,461,700 shares reserved under the Company's 2003 Employee Stock Purchase Plan, 9,000 shares remaining available for issuance under the 1998 Employee Incentive Plan and 41,000 shares reserved for issuance pursuant to the grant of stock options under the Director Option Plan.

         If the Company's 2004 Stock-Based Compensation Plan described under Proposal #2 of this proxy statement is approved by our shareholders, the 1998 Employee Incentive Plan, the Director Option Plan and the Stock-Equivalents Plan will be terminated and no further options or awards will be granted under those plans.


                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the cumulative total return to holders of the Company's common stock with the cumulative total return of the Standard & Poor's Small Cap 600 Index and of a Company-selected peer group for the five years ended December 31, 2003. Cumulative total-return-to-shareholders is measured by dividing total dividends (assuming dividend reinvestment) plus the per-share price change for the period by the share price at the beginning of the period. The Company's cumulative shareholder return is based on an investment of $100 on December 31, 1998 and is compared to the cumulative total return of the Small Cap 600 Index and peer group over the period with a like amount invested.

         The peer-group companies were selected by the Company based principally on nature of business, revenues, market complexity, products and manufacturing, employee base, technology base, market share, type of customer and customer relationship. The peer-group is composed of Cambrex Corp., AptarGroup, Inc., Alaris Medical Systems, Inc., Viasys Healthcare Inc., Andrx Corp. and Nektar Therapeutics, Inc. (formerly Inhale Therapeutic Systems, Inc.).

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                          Total Return to Shareholders
                      (Includes reinvestment of dividends)

                                                                                    ANNUAL RETURN PERCENTAGE
                                                                                           Years Ending

Company Name / Index                                                    Dec99        Dec00       Dec01       Dec02        Dec03
--------------------------------------------------------------------------------------------------------------------------------
WEST PHARMACEUTICAL SERVICES INC                                       -11.71       -18.29       11.41       -5.31        43.56
S&P SMALLCAP 600 INDEX                                                  12.40        11.80        6.54      -14.63        38.79
PEER GROUP                                                              17.78        92.78       -2.81      -54.41        44.05


                                                                                          INDEXED RETURNS
                                                         Base                                  Years Ending
                                                        Period
Company Name / Index                                     Dec98          Dec99        Dec00       Dec01       Dec02        Dec03
--------------------------------------------------------------------------------------------------------------------------------
WEST PHARMACEUTICAL SERVICES INC                          100           88.29        72.15       80.38       76.11       109.26
S&P SMALLCAP 600 INDEX                                    100          112.40       125.67      133.88      114.30       158.63
PEER GROUP                                                100          117.78       227.06      220.68      100.61       144.93

                       PROPOSAL #1 - ELECTION OF DIRECTORS

         Our Board of Directors is divided into three classes. Each year, the directors in one class are elected to serve a three-year term. We may increase or decrease the size of the Board, elect directors to fill vacancies on the Board and assign directors to a class.

         We have nominated George W. Ebright, L. Robert Johnson, John P. Neafsey and Geoffrey F. Worden for election as Class II directors at the 2004 Annual Meeting. The nominees have all agreed to be named and to serve if elected. If any nominee becomes unavailable, which we do not expect, our Nominating and Corporate Governance Committee will recommend to us a replacement nominee. We may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his replacement.

--------------------------------------------------------------------------------
                  Class II Nominees For Terms to Expire in 2004
--------------------------------------------------------------------------------

George W. Ebright               Mr.  Ebright,  age 65,  is the  retired
Director since 1992             Chairman  of the  Board  and Chief Executive
                                Officer of Cytogen Corp., a biotechnology pharmaceutical company, and prior to that, retired as President and Chief Operating Officer of SmithKline Beecham. He is a director of Nabi and Arrow International Incorporated.

L. Robert Johnson               Mr. Johnson, age 62, is Managing General Partner
Director since 1989             of Founders Capital Partners, L.P., a venture
                                capital partnership. He is a director of CrystalVoice Communications, Inc. and Chairman of the Board of HealthBanks Inc. Mr. Johnson is a member of the Corporation of the Massachusetts Institute of Technology and a trustee of the Scholarship Foundation of Santa
                                Barbara.

John P. Neafsey                 Mr.  Neafsey,  age  64,  is  President  of  JN
Director since 1987             Associates,  an  investment consulting firm. He
                                is Chairman of the Board of Alliance Resources, LP, a director of Longhorn Partners Pipeline
                                Company and a Director of Constar, Inc.  Mr.
                                Neafsey is a trustee  emeritus  and
                                presidential counselor of Cornell University and an overseer of Weill/Cornell Medical
                                College.

Geoffrey F. Worden              Mr.  Worden,  age 64,  is  President  of  South
Director since 1993             Street  Capital,  Inc.,  a  consulting  and
                                investment company. Mr. Worden is a director of Princess House, Inc. and the New York City
                                Outward Bound Center. He is a trustee and member of the Executive Committee of Outward
                                Bound USA.

                We recommend that you vote "FOR" these nominees.

--------------------------------------------------------------------------------
                 Class III Directors Whose Terms Expire in 2005
--------------------------------------------------------------------------------

Tenley E. Albright, M.D.        Dr.  Albright,  age 68, is a physician  and
Director since 1993             surgeon,  a faculty  member at Harvard Medical
                                School and is Chairman of Western  Resources,
                                Inc.(a real estate holding company). She serves on the boards of State Street Bank and Trust
                                Company, State Street Corporation, and the
                                Whitehead Institute for Biomedical Research.
                                She is Consultant to, and formerly Chairman of, the Board of Regents of the National Library of Medicine at the National Institutes of Health.
                                She is a member of the corporation of Woods Hole
                                Oceanographic Institution and of the New England
                                Baptist Hospital where she is also on the surgical staff.

John W. Conway                  Mr. Conway,  age 58, has been a director
Director since 1997             since 1997,  and Chief  Executive Officer and
                                Chairman of the Board since January 2001, of Crown Holdings, Inc., a supplier of packaging products. He was its President and Chief
                                Operating Officer from 1998 to January 2001 and, prior to that time, its Executive Vice
                                President.

Donald E. Morel, Jr., Ph.D.     Dr.  Morel,  age 46, has been  Chairman of the
Director since 2002             Board of the  Company  since March 2003 and
                                President and Chief  Executive  Officer since
                                April 2002. He was the Company's President and
                                Chief Operating Officer from May 2001 to April
                                2002, Division President, Drug Delivery Systems from October 1999 to May 2001, Group President from April 1998 to October 1999, and prior thereto, Vice President, Scientific Services.

--------------------------------------------------------------------------------
                  Class I Directors Whose Terms Expire in 2006
--------------------------------------------------------------------------------


William H. Longfield            Mr. Longfield,  age 65, is the retired Chief
Director since 1995             Executive Officer and Chairman of the Board of
                                C. R. Bard, Inc., a medical device
                                manufacturer, where he continues to serve as director. He is also a director of Manor
                                Care, Inc., Horizon Health Corporation and
                                Applera  Corporation.  He is a trustee
                                of Atlantic Health System.

Anthony Welters                 Mr.  Welters,   age  49,  is  President  and
Director since 1997             Chief  Executive  Officer  of AmeriChoice
                                Corporation, a managed health-care services holding company, and its predecessor companies
n                               where he also  served  as  Chairman  until
                                September  2002.  Mr.  Welters is a director  of
                                C. R. Bard,  Inc.,  Health Care Leadership
                                Council, New York University School of Law, the National Board of the Smithsonian
                                Institution and Vice Chair of Morehouse School of Medicine.

Robert C. Young, M.D.           Dr.  Young,  age 64, is  President  of Fox
Director since 2002             Chase  Cancer  Center.  He is a member of the
                                National  Cancer  Policy  Board at the
                                Institute of Medicine and the Board of
                                Scientific  Advisors of the  National  Cancer
                                Institute. Dr. Young also is a Past President of the American Cancer Society.

Patrick J. Zenner               Mr. Zenner,  age 57, is the retired  President
Director since 2002             and Chief Executive  Officer of  Hoffmann-La
                                Roche Inc. Mr. Zenner is a member of the Board of Directors of ArQule, Inc. Dendrite
                                International, Inc., Praecis Pharmaceuticals
                                Inc., Geron Corporation, Exact Sciences
                                Corporation, First Horizon Pharmaceutical
                                Corporation, Xoma Ltd. and CuraGen Corporation.


        PROPOSAL #2 - APPROVAL OF THE 2004 STOCK-BASED COMPENSATION PLAN


         The Company has two plans that provide for the awarding of equity-based compensation to officers and directors: the 1998 Employee Incentive Plan and the Director Option Plan. In addition, non-employee directors are eligible to receive stock-equivalent units under the Company's Stock-Equivalents Plan. These units track the value of the Company's stock and are settled only in cash upon the termination of a director's board service. The 1998 Employee Incentive Plan provides for eligible key employees to receive a variety of incentive compensation awards involving or related to the Company's common stock, such as the grant of non-qualified and incentive stock options and stock appreciation rights and the award of restricted and non-restricted shares. Under the Director Option Plan, each non-employee director in office on April 1998 received two 4,500-share stock options during the five-year plan term. Directors who joined the Board after that date were eligible to receive up to three grants of stock options covering a total of between 8,250 and 750 shares, depending on the date of his or her first election. The 1998 Employee Incentive Plan originally authorized the issuance of up to 1,500,000 shares of the Company's common stock. The 1998 Employee Incentive Plan was later amended to authorize an additional 400,000 shares. The Director Option Plan authorized the issuance of up to 125,000 shares upon the exercise of stock options. Both plans and the incentive-plan amendment were approved by our shareholders.

         No more stock options are expected to be granted under Director Option Plan and the shares authorized for issuance under the 1998 Employee Incentive Plan are almost depleted. In order to continue providing equity-based compensation, we adopted the 2004 Stock-Based Compensation Plan (the "2004 Plan") that will provide for such compensation to both key employees and directors. We are seeking shareholder approval of the 2004 Plan as required by NYSE rules.


         If the 2004 Plan is approved by our shareholders, the 1998 Employee Incentive Plan, the Director Option Plan and the Stock-Equivalents Plan will be terminated and no further options or awards will be granted under those plans.

Summary Description of the 2004 Plan

         The following is a summary of the 2004 Plan and is qualified in its entirety by the plan document, which is attached to this proxy statement as Appendix B.

         Purpose

         The purpose of the 2004 Plan is to align the interests of the eligible individuals with the interests of the Company's shareholders, provide incentives for eligible individuals to exert maximum efforts for the success of the Company and its subsidiaries, and motivate key personnel, by means of appropriate incentives, to achieve long-term goals.

         Administration

         The plan is administered by the Compensation Committee of the Board. Our Nominating and Governance Committee has authority to make recommendations to us regarding awards for non-employee directors of the Company. The Compensation Committee cannot make awards to non-employee directors, but will administer those awards as provided below once that they have been made by the full Board upon the recommendation of the Nominating Committee.

         The Compensation Committee has authority to interpret the plan and may amend the plan as provided below. With respect to participants other than non-employee directors, the Compensation Committee may:

     o select the employees and consultants who are to receive awards under the 2004 Plan;

     o determine the type and amount of awards to be granted to participants and their terms and conditions;

     o determine the times at which awards will be granted; and

     o condition any awards upon the achievement of performance goals or after the lapse of any period of deferral (as described more fully below).

         The Compensation Committee may delegate all or a portion of its responsibility to a person selected by it (to the extent permissible by applicable law).

         Participation

         All consultants, directors and key salaried employees of the Company are eligible to participate in the 2004 Plan. Approximately ten non-employee directors and 150 key salaried employees will be eligible to participate in the plan.

         Unless otherwise determined by the Committee, certain awards (options, deferred stock units, stock appreciation rights (SARs)) are exercisable only by the recipient, and no awards will be transferable other than by will or the laws of descent and distribution. Restricted stock and deferred stock awards are transferable by the recipient once the period of restriction or deferral with respect to such stock lapses; prior to the lapse of the restrictions or the deferral period, the stock is not transferable.

         Shares of Stock Available for Grant

         If shareholder approval is obtained, a total of up to 1,500,000 shares of common stock will be available for issuance under the 2004 Plan. Of this total, a maximum limit of 500,000 shares may be issued pursuant to awards other than stock options. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or SARs that may be granted to any one individual shall not exceed 200,000 shares during any calendar year, and the maximum payment that can be made to one individual in any one calendar year with respect to deferred stock, restricted stock, stock bonus and stock units will be $500,000 as measured on the date of grant.

         In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the Company's corporate structure affecting its common stock, or any distribution to shareholders other than a cash dividend, an appropriate adjustment in the number and kind of shares authorized by the 2004 Plan and other adjustments to outstanding awards will be made as the Compensation Committee deems appropriate.

         Change in Control

         Unless otherwise provided by the Compensation Committee, any award granted under the 2004 Plan that was not vested on the date of a change in control, will become fully exercisable and vest immediately. Any awards deferred will be paid prior to or as soon as practicable following a change in control, as determined by the Compensation Committee. A "change in control" is defined generally as any such event that requires a report to the Securities and Exchange Commission, but includes any acquisition or other transaction that results in a change in ownership of more than 50% of the Company's stock or a change in the majority of the Board over a two-year period that is not approved by at least two-thirds of the directors.

         Effective Date and Termination; Amendments

         Subject to approval by our shareholders, the 2004 Plan will be effective as of May 5, 2004. The 2004 Plan will terminate on May 4, 2014, unless earlier terminated by the Board. Termination will not affect awards outstanding at the time of plan termination. The Compensation Committee may amend, suspend or terminate the 2004 Plan, provided shareholder approval of any amendment is obtained as required by applicable laws or regulations. The Compensation Committee may amend any outstanding award without a participant's consent, provided the amendment does not adversely impact the participant unless it is necessary to ensure deductibility of the payments under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         Types of Awards under the 2004 Plan

         Options. Options granted under the 2004 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The price of any option granted may not be less than the fair market value of the stock on the date of grant.

         The option price is payable in cash or, if the grant allows, shares of common stock held by the option holder for at least six months. The Compensation Committee may impose additional restrictions on the exercise of any option. The term of a non-qualified stock option may not exceed ten years.

         Stock Appreciation Rights. SARs may, but need not, relate to options. The Compensation Committee determines the terms of each SAR at the time of grant. Any freestanding SAR may not be granted for less than the fair market value of the underlying stock at the time of grant and cannot have a term longer than 10 years. Distribution may be made in common stock, in cash or a combination of cash and stock, as determined by the Committee.

         Stock Awards. The 2004 Plan provides for the granting of stock awards and performance awards. It is expected that any executive performance award will be based on consolidate and/or business unit financial performance criteria, such as: the price of the common stock; market share; sales; earnings per share; return on shareholder equity; cash flow; return on total assets; return on invested capital; return on net assets; operating income; or net income. The Compensation Committee may also grant restricted stock awards tied to the completion of a specified period of service.

         Stock Units. In a stock unit award, the Company will deliver, subject to certain conditions, cash equal to the fair market value of a share of common stock at the end of a vesting or deferral period, which may be determined based on the achievement of one or more performance goals. The term of a stock unit may not exceed 10 years. If approved by our shareholders, the 2004 Plan will replace the current Stock-Equivalents Plan and no new stock-equivalent units will be awarded to directors under that plan. Unless otherwise determined by the Committee, settlement of a stock unit will occur upon termination of employment or service. Unvested stock units will be forfeited.

Deferral Election

         With the Compensation Committee's consent, a recipient may defer receipt of unrestricted common stock or a cash payment to a specified date. If the Compensation Committee determines that continued deferral of any common stock or cash awarded under the 2004 Plan is not in the best interest of the Company or that the amount would be taxable to the recipient immediately, the Committee may provide for earlier distribution.

U.S. Tax Treatment of Options and Awards

         Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period (a "disqualifying disposition"), then the option holder will include as compensation income for the year of the disposition, in the amount equal to the excess of the fair market value of the shares upon exercise over the option price, or if less, the excess of the amount realized upon disposition over the option price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year. The Company will not be entitled to any deduction for amounts the recipient treats as capital gain or loss.

         Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize ordinary income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in ordinary income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of its exercise price and the amount included in income with respect to such option.

         Stock Appreciation Rights. A recipient realizes no taxable income when an SAR is granted. Upon exercising an SAR, a recipient will realize ordinary income in an amount equal to the cash received. Generally, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

         Restricted Stock; Performance Shares. Generally, no income will be recognized at the time of grant of a stock award or performance award if such award is subject to a substantial risk of forfeiture. The recipient will realize ordinary income equal to the fair market value of the shares at the time the restrictions lapse. A recipient's tax basis in shares of restricted stock will be equal to their fair market value when the forfeiture restrictions lapse, and the recipient's holding period for the shares will begin at that time. Upon sale of the shares, the recipient will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the recipient's hands.

         Stock Bonus. Stock bonuses are unsecured, unfunded promises to distribute stock at a designated time. Stock bonuses will not be taxable until the stock is actually distributed to the recipients. The fair market value of the stock will be immediately includible in the recipient's income and will be deductible to the Company at that time.

         Deferred Stock. A recipient realizes no taxable income when a deferred stock award is made. When the deferral period for the award ends and the recipient receives shares of common stock, the recipient will realize ordinary income equal to the fair market value of the shares at that time, as applicable. A recipient's tax basis in shares of common stock received at the end of a deferral period will be equal to the fair market value of such shares when received. Upon sale of the shares, the recipient will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the recipient's hands.

         Stock Units. A recipient realizes no taxable income when a stock unit award is made. When the deferral period for the award ends and the recipient receives cash, the recipient will realize ordinary income equal to amount of the cash.

         Deferral Elections. Generally, awards deferred by recipients and any applicable non-qualified deferred compensation plan are not taxable until the awards are paid to the recipient. At that time, the amounts will be includible in income and the Company will be entitled to a deduction.

New Plan Benefits

         The following table shows, for each named executive officer, all executive officers as a group, all directors who are not executive officers as a group and all employees, including officers who are not executive officers, as a group: (i) the number and dollar value of stock awards (restricted and non-restricted) that are expected to be awarded under the 2004 Plan with respect to 2003 performance; (ii) the total number of shares subject to outstanding stock options granted in 2003 under the 1998 Employee Incentive Plan; and (iii) the total number of shares subject to stock options granted in 2003 under the 1998 Employee Incentive Plan.

                       2004 STOCK-BASED COMPENSATION PLAN
                                    Bonus Shares      Restricted Shares      Stock Options         Stock Units
                                    ------------      -----------------      -------------         ------------
                                            Number             Number                                      Number
       Name and Position           Dollar    of       Dollar    of         Dollar      Total    Dollar       of
                                   Value(1) Shares(2) Value(1) Shares(2)    Value(3) Granted(4) Value (5)  Units(6)
--------------------------------- -------- --------- -------- ---------- ----------- --------- ---------- ---------
--------------------------------- -------- --------- -------- ---------- ----------- --------- ---------- ---------

Donald E. Morel, Jr., Ph.D......  $92,551    2,591   $23,146      648   $2,143,200    60,000        --        --
Chairman of the Board, Chief
   Executive Officer, and
   President

Steven A. Ellers................  112,221    3,141    28,075      786    1,428,800    40,000        --        --
President, Pharmaceutical
  Systems Division

Robert J. Keating...............   47,929    1,341    12,001      336      893,000    25,000        --        --
President, Europe and Asia
Pacific,
   Pharmaceutical Systems
   Division

Linda R. Altemus................   27,602      772     6,929      194      535,800    15,000        --        --
Vice President and Chief
  Compliance Officer

Herbert L. Hugill...............   38,518    1,078     9,644      270      893,000    25,000        --        --
President of the Americas,
   Pharmaceutical Systems
   Division

All officers as a group (12       513,367  14,371    128,566    3,599    10,841,020  303,500        --        --
persons)........................

All employees ..................  619,742   17,350   155,096    4,342    14,127,260  395,500        --        --

All non-executive directors as
a group (10 persons)............       --       --        --       --    1,143,040    32,000   $357,200   10,000

------------

(1) The dollar value is determined by multiplying the number of shares by $35.72, the average of the high and low prices of the Company's common stock on March 22, 2004, the most recent practicable date.


(2) With respect to the named executive officers and the officer group, represents unrestricted and restricted shares that will be awarded in connection with the 2003 bonus under the 2004 Plan if the 2004 Plan is approved by shareholders. If the 2004 Plan is not approved, no awards will be made. With respect to all employees, represents the number of unrestricted and restricted shares that were awarded in connection with the 2002 bonus under the 1998 Employee Incentive Plan.


(3) The dollar value is determined by multiplying the number of shares underlying each option by $35.72, the average of the high and low prices of the Company's common stock on March 22, 2004, the most recent practicable date.


(4) With respect to the named executive officers, officer group and employees, represents the number of stock options granted in 2003 under the 1998 Employee Incentive Plan. With respect to the director group, represents a grant of 3,200 stock options that will be made to each non-executive director under the 2004 Plan if the plan is approved by shareholders. No options will be granted to directors if the 2004 Plan is not approved.


(5) The dollar value is determined by multiplying the number of stock units by $35.72, the average of the high and low prices of the Company's common stock on March 22, 2004, the most recent practicable date.


(6) Represents stock units that will be awarded to non-executive directors if the 2004 Plan is approved by shareholders. Stock units are settled by the payment of cash equal to the fair market value of the common stock times the number of stock units to be settled. If the 2004 is not approved, no awards will be made.


                  We recommend that you vote "FOR" the approval
              of the Company's 2004 Stock-Based Compensation Plan.

        PROPOSAL #3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee reappointed PricewaterhouseCoopers LLP as independent auditors for the Company in 2004, subject to ratification by shareholders. If the appointment is not ratified, the Audit Committee will consider the appointment of other auditors. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from shareholders.

        We recommend that you vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004.

Audit and Non-Audit Fees

         The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

                                                                        2003                2002

        Audit Fees(1)......................................            $720,267         $   650,600
        Audit-Related Fees(2)..............................              30,000              22,500
        Tax Fees(3)........................................             584,914             472,000
        All Other Fees.....................................               1,400(4)               -0-
                                                                   ------------        ------------
        Total..............................................          $1,336,581          $1,145,100
                                                                  =============        ============

----------

(1) Consists of fees associated with audits of the consolidated financial statements, statutory audits, consents and the review of documents filed with the Securities and Exchange Commission.

(2)  Consists principally of completion of benefit plan audits.

(3)  Includes tax compliance, tax advice and tax planning.

(4) Consists principally of the cost of accounting research software offered by the independent auditors.

         The Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP, principal auditors during 2003, was compatible with maintaining auditor independence.


Audit Committee Policy on Approval of Audit and Non-Audit Services

         The Audit Committee pre-approves all audit and non-prohibited, non-audit services provided by the Company's independent auditors. These services may include audit services, audit-related services, tax services and other services. The Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Committee specifically provides for a different period. Pre-approval fee levels for all services to be provided by the independent auditors are established periodically by the Audit Committee and are set forth in the policy. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Committee

         Audit Services. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. In addition, the Committee has pre-approved the following services: statutory audits or financial audits for subsidiaries or affiliates of the Company; services associated with Securities and Exchange Commission registration statements; periodic reports and other documents filed with the Securities and Exchange Commission or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to Securities and Exchange Commission comment letters.

         Audit-Related Services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditors. The Committee has pre-approved the following audit-related services: due-diligence services pertaining to potential business acquisitions/dispositions; financial statement audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; internal control reviews and assistance with internal control reporting requirements; consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, FASB, or other regulatory or standard-setting bodies; and attest services not required by statute or regulation. All other audit-related services not listed above must be separately pre-approved by the Committee.

         Tax Services. The Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Code and related regulations. The Committee has pre-approved the following tax services: U.S. federal, state and local tax planning and advice and compliance; international tax planning and advice and compliance; review of federal, state, local and international income, franchise and other tax returns; and licensing of income tax preparation software from the independent auditors, provided the functionality is limited to preparation of tax returns. All tax services involving large and complex transactions not listed above must be separately pre-approved by the Committee.

         All Other Services. The Committee may grant pre-approval to those permissible non-audit services classified as "all other services" that it believes are routine and recurring services and would not impair the independence of the auditor. At this time, the Committee has not granted pre-approval of any other services. Therefore, any other services are subject to the separate pre-approval of the Committee.

         The Audit Committee will periodically revise the pre-approved services and may delegate pre-approval authority to one or more of its members. Such member will report any pre-approval decisions to the Committee at its next scheduled meeting. With respect to each proposed pre-approved service, the independent auditors must provide detailed back-up documentation to the Committee regarding the specific services to be provided.

                Shareholder Proposals for the 2005 Annual Meeting

         Under the Company's Bylaws, any shareholder who desires to present a proposal for consideration at the 2005 annual meeting must deliver timely written notice to the Company's Secretary, 101 Gordon Drive, Lionville, Pennsylvania 19341. In lieu of delivering to the Secretary, the notice may be mailed to the Secretary by certified mail, return receipt request, at the same address. To be timely, the notice must be received not later than February 2, 2005. The notice must contain or be accompanied by the following as to each matter the shareholder proposes to bring before the annual meeting:

     o A brief description of the business to be brought before the annual meeting and the reasons for conducting the business at the meeting;

     o The name and record address of the shareholder proposing the business as they appear on the Company's books;

     o The number and class of the Company's shares beneficially owned by the shareholder; and

     o Any material interest of the shareholder in the business.

         You may obtain a copy of the Bylaw provisions relating to the requirements for making shareholder proposals or nominations by contacting the Company's Secretary, 101 Gordon Drive, Lionville, Pennsylvania 19341.

                                                                    Appendix A

           WEST PHARMACEUTICAL SERVICES, INC. AUDIT COMMITTEE CHARTER

               As Restated June 17, 2003 and Amended March 6, 2004

Purpose

         The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

         The Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

Membership and Organization

         The Committee shall consist of no fewer than three members of the Board of Directors. Each member of the Committee, at all times, shall meet the independence and experience requirements of the listing standards of the New York Stock Exchange ("NYSE") (as may be modified or supplemented), Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act"), the rules and regulations of the SEC and all other applicable legal requirements. On and after December 31, 2003, at least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC.

         The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board. The Committee shall have the authority to delegate any of its responsibilities to a subcommittee consisting of one or more members of the Committee as the Committee may, in its sole discretion, deem appropriate, subject to the limitations set forth in this Charter.

Meetings

         The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board.

Authority, Duties and Responsibilities

         The Audit Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

o The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

o The Committee shall preapprove all permissible non-audit services and all auditing services to be performed for the Company by its independent auditor to the extent required by and in a manner consistent with applicable law. The Committee may delegate to one or more members the authority to grant required preapprovals, provided that decisions of any such member or subcommittee shall be presented to the full Committee at its next scheduled meeting.

o        In addition, the Committee shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the results of the independent auditor's reviews of the quarterly financial statements.

3. Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

4.   Review and discuss quarterly reports from the independent auditor on:

     (i)  All critical accounting policies and practices used.

     (ii) All alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

    (iii) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma", "adjusted" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Review and discuss with management, the internal auditor and the independent auditor the effect of accounting and regulatory initiatives, as well as off-balance sheet structures, on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk-assessment and risk-management policies.

8. Review and discuss with the independent auditor the matters required to be discussed by generally accepted auditing standards relating to the conduct of the audit, including: the adoption of, or changes to, the Company's significant auditing and accounting principles and practices; the management letter provided by the independent auditor and the Company's response to that letter; and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information or personnel and any significant disagreements with management.

9. Review disclosures made to the Committee by the Chief Executive Officer and the CFO during their certification process for the Form 10-Q and Form 10-K about any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls and any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

10. Review the experience and qualifications of the senior members of the independent auditor team.

11. Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures,
     (ii) any material issues raised by the most recent quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues; and (iv) all relationships, both direct and indirect, between the independent auditor and the Company.

12. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence. The evaluation shall take into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board.

13. Assure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and consider whether it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis in order to assure continuing auditor independence. The Committee shall present its conclusions with respect to the independent auditor to the full Board.

14. Set clear policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

15. Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

16. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

17. Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit department and any recommended changes in the planned scope of internal audit work.

18. Review the significant reports (or summaries thereof) to management prepared by the internal auditing department and management's responses.

19. Review the appointment and compensation of the director of internal audit, participate in the performance review of the director of internal audit and participate in the prior review and concurrence with management regarding any change of the director of internal audit.

Compliance Oversight

20. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21. Obtain from the independent auditor such assurance as the Committee deems adequate that such auditor has fulfilled its responsibilities under Section 10A(b) of the Exchange Act by informing the Committee and management of the Company of any illegal acts that have been detected or otherwise come to the attention of the auditor during the course of an audit.

22. Obtain reports from management and the Company's senior internal auditor and the independent auditor relating to the Company's conformity with applicable legal and regulatory requirements and its Code of Ethics for the Chief Executive Officer and Senior Financial Executives. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures relating to compliance with applicable laws and regulations.

23. Address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

24. Discuss with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies. Review management's replies to such correspondence, complaints or reports.

25. Receive regular reports from the General Counsel on legal risks facing the Company, pending material litigation and other legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Other Areas

26. Make regular reports to the Board, reviewing with the Board issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, or the performance of the internal audit function. The Committee shall conduct and present to the Board an annual evaluation of its own performance. The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

27. Investigate any matter brought to its attention within the scope of its duties. The Committee shall have the authority without the consent of management or the Board, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other consultants to advise the Committee in any such investigation or otherwise in carrying out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors engaged by the Committee.

Statement of Policy

         While the Committee shall have the responsibilities, duties and powers set forth in this Charter, it shall not be the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP and applicable rules and regulations. This is the responsibility of the independent auditors and management.

                                                                     Appendix B

                       WEST PHARMACEUTICAL SERVICES, INC.
                       2004 STOCK-BASED COMPENSATION PLAN


1.       Purpose

         The Plan has been established by the Sponsor (i) to attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; and (iii) link participants' interests with those of the Sponsor's shareholders through compensation that is based on the common stock, and thereby promote the continued growth and financial success of the Company.

2.       Definitions

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) "Award" means an Option, SAR, Stock Bonus, Restricted Stock, Deferred Stock, Stock Unit or other equity-based award granted under the terms of the Plan.

         (b) "Award Agreement" means an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

         (c)      "Board" means the Board of Directors of the Sponsor.

         (d) "Cause" means: (i) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant's employment or service for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) material violation of the Company's policies, including but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (iv) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties.

                  If, subsequent to a Participant's termination of employment or service (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment or service could have been terminated for Cause, such Participant's employment or service shall be deemed to have been terminated for Cause. A Participant's termination of employment or service for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

         (e) "Change in Control" means a change in control of a nature that would be required to be reported in response to Item 1 of a Current Report on Form 8-K as in effect on the date the Plan becomes effective under section 13 or 15(d) of the Exchange Act, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

                  (i) Any "Person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than:

                           (1)  the Sponsor,

                           (2) any Person who on the date hereof is a director or officer of the Sponsor, or

                           (3) a trustee or fiduciary holding securities under an employee benefit plan of the Sponsor,

                           is or becomes the "beneficial owner," (as defined in Rule 13-d3 under the Exchange Act), directly or indirectly, of securities of the Sponsor representing more than 50% of the combined voting power of the Sponsor's then outstanding securities; or

                  (ii) During any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors of the Sponsor cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (iii) The shareholders of the Sponsor approve: (A) a plan of complete liquidation of the Sponsor; or
                           (B) an agreement for the sale or disposition of all or substantially all of the Sponsor's assets; or (C) a merger, consolidation, or reorganization of the Sponsor with or involving any other corporation, other than a merger, consolidation, or reorganization (collectively, a "Transaction"), that would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Sponsor (or the surviving entity, or an entity which as a result of the Transaction owns the Sponsor or all or substantially all of the Sponsor's assets either directly or through one or more subsidiaries) outstanding immediately after the Transaction.

         (f) "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

         (g) "Committee" means the Compensation Committee of the Board; provided, however, that the Committee shall at all times have at least two members, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "outside directors" within the meaning of section 162(m) of the Code, and independent within the meaning of any applicable stock exchange rule.

         (h) "Common Stock" means the common stock of the Sponsor, par value $0.25 per share.

                  (i)      "Company"  means the Sponsor and any  "subsidiary
                            corporation" (as that term is defined in Code section 424(f)) with respect to the Sponsor.

         (j) "Deferred Stock" means an Award made under Section 7 to receive Common Stock at the end of a specified Deferral Period.

         (k) "Deferral Period" means the period during which the receipt of a Deferred Stock Award under Section 7 will be deferred.

         (l) "Disability" means a disability described in section 422(c)(6) of the Code.

         (m) "Employee" means an officer or salaried employee of the Company providing key services to the Company, including a director who is such an employee. Employee shall also include individuals of the Company who are not salaried employees, but who receive Awards under the Plan conditioned on their becoming an Employee.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" of Common Stock on any given date shall be determined according to the following rules:

                  (1) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the "Fair Market Value" shall be the mean between the highest and lowest prices of the Common Stock on the date in question on the principal national securities exchange on which it is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Common Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

                  (2) If the Common Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the highest reported asked price and lowest reported bid price of the Common Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Common Stock in such market.

                  (3) If the Common Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

         (p) "Incentive Stock Option" means an Option that meets the requirements of an incentive stock option as defined in section 422 of the Code.

         (q) "Option" means the right granted under Section 6 to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

         (r) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

         (s) "Participant" means an Employee, director or consultant who is eligible to participate in the Plan in accordance with Section 3 and to whom an Award is granted under the Plan.

         (t) "Performance Goal" means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based on: (i) the price of the Common Stock; (ii) the market share of the Company (or any business unit thereof);
                  (iii) sales by the Company (or any business unit thereof);
                  (iv) earnings per share of Common Stock; (v) return on shareholder equity of the Sponsor; (vi) costs of the Company (or any business unit thereof); (vii) cash flow of the Sponsor (or any business unit thereof); (viii) return on total assets of the Company (or any business unit thereof); (ix) return on invested capital of the Company (or any business unit thereof); (x) return on net assets of the Company (or any business unit thereof); (xi) operating income of the Company (or any business unit thereof); or (xii) net income of the Company (or any business unit thereof).

         (u) "Restricted Stock" means a share of Common Stock that is awarded under Section 8 and that is subject to the restrictions set forth in such Section.

         (v) "Restriction Period" means the period during which Restricted Stock is subject to forfeiture, which, if the Committee so provides may not expire until Retirement.

         (w) "Retirement" means: (i) with respect to a Participant who is an active participant in any qualified pension plan maintained by the Company, retirement with the Company under the provisions of such plan; and (ii) with respect to any other Participant, termination of employment or service (with respect to directors, but not consultants) with the Company under the procedures established by the Committee.

         (x) "SAR" means a stock appreciation right awarded under Section 10 and subject to the terms and conditions contained therein.

         (y) "Sponsor" means West Pharmaceutical Services, Inc., a Pennsylvania corporation, or any successor thereto.

         (z) "Stock Unit" means the right granted under Section 11 to receive cash equal to the Fair Market Value of a share of Common Stock multiplied by the number of Stock Units awarded. For purposes of this Plan, fractional Stock Units, measured to the nearest four decimal places, may be credited.

         (aa) "Stock Bonus" means an award of a bonus payable in shares of Common Stock under Section 9.

         (bb) "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Code section 424(d)), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation under Code section 424(f).

3.       Eligibility

         Any Employee, non-Employee director of the Company or key consultant to the Company who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an Employee of the Company.

4.       Administration and Implementation of the Plan

         (a) Subject to Section 4(b), the Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Awards will be granted, in determining the times at which Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan (including whether Awards may be exchanged for cash, made on a tandem basis, or deferrable or transferable by a Participant) and the terms of agreements which will be entered into with Participants. The Committee shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Participants.

         (b) The Committee shall not have the power to make or grant Awards to non-Employee directors of the Company. The Company's Nominating and Corporate Governance Committee shall have the authority to make recommendations to the full Board regarding Awards that should be made to non-Employee directors of the Company. The full Board shall have sole and absolute authority to make Awards to non-Employee directors hereunder, upon the Nominating and Corporate Governance Committee's recommendation. Awards made to non-Employee directors shall be subject to the other provisions of the Plan and shall be administered by the Committee, unless the full Board provides otherwise.

         (c) The Committee shall have the power to adopt regulations for carrying out the Plan (including regulations regarding the form and timing of elections and notices under the Plan) and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan (including determinations of existence Cause and Disability hereunder) and the administration thereof, and all action taken by the Committee shall be final, binding and conclusive for all purposes and upon all Participants.

         (d) The Committee may condition the grant of any Award or the lapses of any Deferral or Restriction Period (or any combination thereof) upon the Participant's achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have the discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral or Restriction Period, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

         (e) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         (f) The Committee may employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the Company's officers shall be entitled to rely upon the advice and opinions of any such person. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by the Sponsor in respect of any such action, determination or interpretation in the manner provided in the Sponsor's bylaws.

5.       Shares Subject to the Plan

         (a) Subject to the following provisions of this Section, the maximum number of shares that may be delivered to Participants (or, if applicable, their heirs, legatees or permitted transferees) under the Plan shall not exceed 1,500,000 shares of Common Stock of which no more than 500,000 shares of Common Stock shall be issued in awards of types other than options. Any shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         (b) Any shares of Common Stock issued under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited or canceled, or the shares are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

         (c) If the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Sponsor (by either actual delivery or by attestation), only the number of shares issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

         (d) Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

         (e) Subject to the other provisions of this Section, the following additional maximums are imposed under the Plan.

                  (1) The maximum number of shares of Common Stock that may be covered by Awards granted to any one individual under Sections 2 and 10 (relating to Options and
                           SARs) shall be 200,000 shares during any calendar year.

                  (2) The maximum payment that can be made for Awards granted to any one individual under Sections 7, 8, and 9 (relating to Deferred Stock, Restricted Stock, Stock Bonus and Stock Units) shall be $500,000 for any single or combined performance goals established for any performance period, as determined by reference to the Fair Market Value on the date of grant of the Award.

6.       Options

         The Committee may grant Options under the Plan. Options shall be evidenced by a written Award Agreement. Such Award Agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable. The grant of Options shall comply with and be subject to the following terms and conditions:

         (a) Identification of Options. Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

         (b) Number of Options. Subject to Section 5(e), the Award Agreement for each Option award shall specify the number of shares of Common Stock that a Participant may receive with respect to the Participant's option.

         (c) Exercise Price. The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

         (d)      Term and Exercise of Options

                  (1) An Award Agreement shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years.

                  (2) An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash or, (ii) in cash received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in shares of Common Stock held by the Participant for at least six months and valued at their Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Participant for at least six months (based on the Fair Market Value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

         (e)      Limitations on Grants of Incentive Stock Options.

                  (1) Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option Agreement thereof that cannot be so construed shall be disregarded. Only an Employee may be granted an Incentive Stock Option. In no event may a Participant be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

                  (2) No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section.

7.                         Deferred Stock

         The Committee may award Deferred Stock under the Plan, which shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve. Deferred Stock Awards shall comply with and be subject to the following terms and conditions:

         (a) Crediting of Deferred Stock. Upon determination of the number of shares of Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 7(e).

         (b)      Deferral Period and Performance Goals.

                  (1) The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Participant's achievement of one or more Performance Goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Participant, or the Participant shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.

                  (2) The Award Agreement shall specify the duration of the Deferral Period taking into account termination of employment or service on account of death, Disability, Retirement or Cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, if applicable, his heir, legatee or permitted transferee) in accordance with the terms of the Award Agreement. Notwithstanding the Deferral Period provided in an Award Agreement, the Committee may accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

         (c)      Voting Rights and Dividends.

                  (1) Prior to issuance and delivery, the Participant shall have no rights as a shareholder with respect to any shares of Deferred Stock credited to the Participant's account.

                  (2) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award and specified in the Award Agreement.

8.       Restricted Stock

         The Committee may award shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by Award Agreements in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a) Terms of Restricted Stock. The Award Agreement for a grant of Restricted Stock shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award, (ii) the Restriction Period applicable to the Award, (iii) the events that will give rise to a forfeiture of the Award, and (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

         (b) Issuance of Certificates. The Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

         (c) Satisfaction of the Restriction Period. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Award Agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder have lapsed. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Participant (or, where appropriate, the Participant's legal representative).

         (d)      Voting Rights and Dividends.

                  (1) Unless otherwise determined by the Committee, during the Restriction Period the Participant shall have the right to vote all shares of Restricted Stock.

                  (2) Dividends will be authorized by the Sponsor to be paid to the Participant during the period the restriction is enforced, subject to the same restrictions as the underlying shares upon which the restriction is declared.

9.       Stock Bonus

         The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus, including, if applicable, Section 14. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

10.      Stock Appreciation Rights

         The Committee may grant SARs under the Plan, which shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

         (a)      Benefits Upon Exercise.

                  (1) An SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock or any combination, as the Committee shall determine. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

                  (2) Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

         (b) Exercise Price. The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be determined by the Committee at the time of the grant of such SAR but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

         (c) Other Restrictions. SARs shall generally be subject to the same terms, conditions and limitations applicable to Options granted under Section 6.

11.               Stock Units

         (a) Grant of Stock Units. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Stock Units to Participants and (ii) determine or impose other conditions to the grant of Stock Units under the Plan as it may deem appropriate.

         (b) Term. The Committee may provide in an Award Agreement that any particular Stock Unit shall expire at the end of a specified term not to exceed 10 years.

         (c)      Vesting.

                  (1) Stock Units shall vest and first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Stock Units may be payable upon termination of employment or service or upon other future event (including attainment of a Performance
                           Goal).

                  (2) Unless otherwise provided in the Award Agreement (except due to a termination for Cause), if a Participant terminates employment or service with the Company, any and all of the Participant's Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

                  (3) If a Participant terminates employment or service with the Company for Cause, any and all of the Participant's Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

         (d)      Settlement of Stock Units.

                  (1) Each vested and outstanding Stock Unit shall be settled by the payment to the Participant of cash equal to the Fair Market Value of the Common Stock times the number of Stock Units to be settled. The Fair Market Value shall be determined by reference to the date of termination or other future event as specified in the Award Agreement.

                  (2) Unless otherwise provided in an Award Agreement, each Stock Unit shall be settled with a single-sum payment by the Company.

                  (3) Unless otherwise provided in an Award Agreement and subject to Section 14, if applicable, the settlement date with respect to a Participant is the first day of the month to follow the Participant's termination of employment or service.

         (e) Nature of Stock Units. Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Each Participant's right in the Stock Units is limited to the right to receive payment, if any, as may herein be provided. The Stock Units do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant of Stock Units to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company. Nothing contained in the Plan shall be construed to give any Participant any rights with respect to Shares or any ownership interest in the Company. Without limiting Section 8, no provision of the Plan shall be interpreted to confer any voting, dividend or derivative or other similar rights with respect to any Stock Units.

12.      Other Equity-Based Awards

         The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Awards may entail the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

13.      Effect of Termination of Employment or Service on Awards

         (a)      Options and SARs.

                  (1) Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant's termination date, shall remain exercisable until the expiration of 90 days after such termination date, on which date they shall expire, and (ii) Options or SARs or SARs granted to such Participant, to the extent that they were not exercisable on his termination date, shall expire at the close of business on such date; provided, however, that no Option or SAR shall be exercisable after the expiration of its term.

                  (2) Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate on account of the death of the Participant, all Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant's termination date, shall remain exercisable until the expiration of one year after such date, on which date they shall expire.

                  (3) Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, all Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant's termination date (or, in the case of Retirement such later date determined by the Committee), shall remain exercisable until the expiration of the term specified in their applicable Award Agreement, on which date they shall expire.

                  (4) In the event of the termination of a Participant's employment or service for Cause, all outstanding Options or SARs or SARs granted to such Participant shall expire at the commencement of business on the Participant's termination date (or deemed termination under Section 2(e)).

         (b)      Restricted Stock and Deferred Stock.

                  (1) In the event that the employment or service of a Participant with the Company shall terminate for any reason (other than a termination that is for Cause) prior to the expiration of the Restriction Period or Deferral Period with respect to such shares of Restricted Stock or Deferred Stock, unless otherwise provided by the Committee in its sole discretion, such termination shall cause the immediate forfeiture of all shares of Restricted Stock, Deferred Stock or Stock Bonus that have not vested as of the Participant's termination date.

                  (2) In the event a Participant's employment or service is or is deemed to have been terminated for Cause, all shares of Restricted Stock still subject to a Restriction Period and all shares of Deferred Stock still subject to a Deferral Period as of his termination date immediately shall be forfeited.

14.      Deferral Election

         Notwithstanding any provision of the Plan to the contrary, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock (or a cash payment hereunder) that the Participant would otherwise be entitled to receive pursuant to an Award. Such deferral may be, at the Committee's sole discretion, be made in accordance with the terms of a non-qualified deferred compensation plan maintained by the Company. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock (or cash payment, if applicable) deferred by any Participant under this Section if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company or that such deferred Award would be immediately taxable to the Participant.

15.      Adjustments upon Changes in Capitalization

         In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Sponsor affecting Common Stock, any distribution to shareholders other than a cash dividend, or any change in the corporate structure of the Company (or any sub-unit of the Company), the Committee, in its discretion, shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments under this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee under this Section shall be conclusive.

16.      Effect of a Change in Control

         Unless otherwise provided by the Committee in an Award Agreement, any Award granted hereunder that has not been vested hereunder, or been canceled or forfeited under any provision of the Plan, shall become fully exercisable and vest immediately. Any Awards deferred under Section 14 shall be paid prior to or as soon as practicable following a Change in Control, as determined by the Committee in its sole discretion.

17.      Tax Withholding

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares, or in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

18.      Award Forfeiture Provision

         Notwithstanding any other provision of this Plan to the contrary, the Committee may provide for the forfeiture of Awards under the Plan and the benefits derived therefrom, in the event a Participant (or, if applicable, his heir, legatee or permitted transferee) engages in conduct deemed to be harmful to, or not in the best interests of, the Company or if the Participant (or, if applicable, his heir, legatee or permitted transferee) fails to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or, if applicable, his heir, legatee or permitted transferee) evidencing an Award, unless such failure is remedied by within ten days after having been notified of such failure by the Committee. Such provisions shall be included in the Award Agreements approved from time to time by the Committee and may be waived by the Committee, or its duly appointed agent, as determined in the Committee's sole discretion.

19.               Transferability

         (a) Except as specifically provided in Section 19(b), no Awards may be transferred by the Participant otherwise than by will, by the laws of descent and distribution, and during the Participant's lifetime an Option may be exercised only by him. During the Restriction Period or Deferral Period, if applicable, immediately upon any attempt to transfer any rights under or to a share of Restricted Stock or Deferred Stock, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised (if applicable) only by those person or persons who shall have acquired such right to exercise by will or the laws of descent and distribution. Such Awards shall be subject to the restrictions, conditions and limitations that were applicable to such Award at the time of the Participant's death and such other restrictions, conditions and limitations that the Committee shall determine in its sole discretion upon the death of the Participant.

         (b) The Committee, in its discretion, may allow for transferability of Non-Qualified Options by the Participant to children, grandchildren, spouse or common law spouse, siblings or parents of the Participant or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Participant ("Immediate Family Members"). Any Awards that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current transfer guidelines applicable to such types of Award.

20.      Effective Date, Termination and Amendment

         (a) Subject to the approval of the shareholders of the Sponsor at the Sponsor's 2004 annual meeting of shareholders, the Plan shall be effective as of May 5, 2004 (the "Effective Date"). The Plan shall remain in full force and effect until the earlier of ten years from the date of shareholder approval, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval to the extent such approval is required under section 422 of the Code, section 162(m) of the Code, the rules of a stock exchange or any other applicable law. Termination of the Plan under this Section shall not affect Awards outstanding under the Plan at the time of termination.

         (b) The Committee shall have the power unilaterally and without approval of a Participant to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Participant by the Award and as long as the amended Award comports with the terms of the Plan; provided, however, that prior to a Change in Control, if and to the extent that the Committee determines the Sponsor's federal tax deduction in respect of an Award may be limited as a result of section 162(m) of the Code, the Committee may take any and all actions it deems necessary, in its sole and absolute discretion with respect to any Award (including the amendment, delay or cancellation of an Award to the detriment of a Participant) hereunder to eliminate or minimize the non-deductible portion of any Award. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to
                  Section 4, which discretion may be exercised without amendment to the Plan or an Award.

21.      Limitation of Implied Rights

         (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

         (b) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

         (c) No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

         (d) No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award granted under this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in an Award Agreement, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

22.      Securities Law Matters

         The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Sponsor shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock under the Plan unless and until the Sponsor is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock under the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (a) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Sponsor shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, and in accordance with procedures established by the Committee, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.

         (b) It is intended that the Plan be applied and administered in compliance with Rule 16b-3 of the Exchange Act, as amended from time to time. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Committee and such provision may be amended or Award modified as determined in the sole discretion of the Committee.

23.      Severability of Provisions

         If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

24.      Applicable Law

         Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the Commonwealth of Pennsylvania, without reference to the principles of conflicts of law.

PROXY                                                            [LOGO OMITTED]

                       WEST PHARMACEUTICAL SERVICES, INC.
                101 Gordon Drive, Lionville, Pennsylvania 19341
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John R. Gailey III and William J. Federici as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of West Pharmaceutical Services, Inc., held of record by the undersigned on March 25, 2004, at the Annual Meeting of Shareholders to be held on May 4, 2004 or any postponement or adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                       WEST PHARMACEUTICAL SERVICES, INC.

                                  May 4, 2004


      Please date, sign and mail your proxy card in the envelope provided as soon as possible.






     Please detach along perforated line and mail in the envelope provided.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of 4 Class ll Directors:
                                                       NOMINEES:

[ ] FOR ALL NOMINEES                             O George W. Ebright
[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES          O L. Robert Johnson
[ ] FOR ALL EXCEPT                               O John P. Neafsey
    (See instructions below)                     O Geoffrey F. Worden

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


                                                          FOR  AGAINST  ABSTAIN
2. Approval of the 2004 Stock                             [ ]   [ ]      [ ]
   Based-Compensation Plan.
3. Ratification of the appointment of                     [ ]   [ ]      [ ]
   PricewaterhouseCoopers LLP as independent
   auditors of the corporation for the fiscal
   year ending December 31, 2004.
4. In their discretion, the Proxies are authorized        [ ]   [ ]      [ ]
   to vote upon such other matters as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.


Signature of Shareholder Date:                   Signature of Shareholder Date:

Signature of Shareholder Date:                   Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.